UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright St. Omaha, Nebraska 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

11/30

Date of reporting period:  11/30/13

Item 1.  Reports to Stockholders.

Mariner Hyman Beck Fund

Class A Shares (Symbol: MHBAX)

Class C Shares (Symbol: MHBCX)

Class I Shares (Symbol: MHBIX)

Annual Report

November 30, 2013

1-855-542-4MHB (4642)

Distributed by Northern Lights Distributors, LLC

Member FINRA

Mariner Hyman Beck Fund

 Dear Shareholder,

For the short term fixed income portion, the assets were invested in money-market funds and US Treasuries throughout the year. The short term fixed income portfolio will continue to become more diversified across, US Agencies and Investment grade bonds as the assets in the fund grow. The objective for this portion of the portfolio is to maximize interest earnings while balancing credit and yield curve risk.  For the managed futures portion of the strategy the fund employs a disciplined systematic trading style by primarily implementing a trend-following approach that uses the Managed Futures Manager’s proprietary computerized trading models that emphasize mathematical and quantitative techniques to identify and exploit intermediate and long-term price trends. Multiple trading models are utilized to seek to obtain potential beneficial returns and provide an important level of diversification. The fund invests across a broad array of global markets including fixed income, equity indices, commodities and currencies from both the long short sides of the market  The systematic multi model based program incorporates a disciplined and robust risk management system.

2013 was another banner year for global equities while the other market sectors offered limited potential to profit for the managed future’s strategies.  For the year gains were led by the Currency, Stock, Agricultural and Metals sectors.  Losses were attributed to the Fixed income, Long and Short rates and the Energy markets.

The first quarter started with significant price moves across a broad range of market sectors leading to positive performance for the portfolio. Washington’s avoidance of the fiscal cliff coupled with positive economic data easing concerns on Eurozone and Chinese productivity, helped bolster global equity markets to new highs. The Japanese Yen weakened substantially against all major currencies as the Bank of Japan outlined a new policy to implement a 2 percent inflation target. Mid- quarter saw a reversal of gains and the portfolio experienced losses in the currency, Interest Rate and energy markets Performance remained slightly negative as losses in the currency and short term interest rate sectors outweighed gains from the commodity and stock index complexes.

The second quarter started strongly as performance with significant gains in the metals, currency, and stock indices sectors outweighed losses from the energy and soft commodity complexes. Metals continued to fall , led by gold’s precipitous drop on concerns of potential Cypriot sales. Currency gains were led by weakness in the Japanese Yen as the government remained committed to its inflationary target. Performance in May was negative as losses from the fixed income sectors outweighed gains from the currency, commodity and stock indices complexes. The Global Bond markets experienced losses as yields pushed higher. In the US yields rose to the highest levels in 12 months during May as stronger than expected business activity data fanned worries the Federal Reserve might slow down bond purchases. Performance in June rebounded as gains from the commodity sectors, particularly the metals complex, exceeded losses from the currency and stock indices complexes. The recent push up in global yields, fueled by worries that the Federal Reserve may slow down bond purchases, helped to perpetuate the softness across the board in commodity prices. The metal complexes, both precious and industrial, experienced the extension of weaker prices through the month as global growth concerns also weighed on the markets.

The third quarter started with a rebound, then turned negative in July as losses from the currency, metals and interest rate complexes outweighed gains from the agricultural, energy, and stock index markets. Global equity markets got back on track during July after being whipsawed in June by the announcement that the Fed may plan to allow for normalization on the back of stronger U.S. fundamentals and two consecutive quarters of S&P earnings growth. Commodity prices, particularly crude oil and precious metals, moved higher during the month as well. Performance in August was also negative as losses from the metals, stock indices, and grain markets exceeded gains from the currency, energy, and long term interest rates sectors. Concerns regarding the prospect of the U.S. Federal Reserve tapering bond purchases, an economic slowdown in emerging markets, and fear that the conflict in Syria would soon escalate dominated the financial markets.

The Fourth quarter started relatively quietly with negative performance in September and slight positive performance in October as losses from the long‐term interest rate, currency and metals sectors matched gains generated in stock indices, soft commodities and energies. Concerns regarding the prospect of the U.S. Federal Reserve tapering bond purchases were once again at the forefront of investors’ minds, this time amid the backdrop of a partial government shutdown and potential default on U.S. debt due to continued squabbling by lawmakers in Washington. A strong rebound in November performance was led by positive results in the currency, metals and equities sectors.

We thank you for your support of the Mariner Hyman Beck Fund.

Sincerely,

Annette A. Cazenave

Portfolio Manager, Mutual Funds

Mariner Hyman Beck Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2013

The Fund's performance figures* for the year ending November 30, 2013, compared to its benchmark:
		Annualized
		Since Inception
	One Year	December 16, 2011
Mariner Hyman Beck Fund - Class A	3.89%	(4.81)%
Mariner Hyman Beck Fund - Class A with load **	(1.84)%	(7.51)%
Mariner Hyman Beck Fund - Class I	4.23%	(4.65)%
Mariner Hyman Beck Fund - Class C	3.10%	(5.34)%
The Barclay BTOP50 Index ***	0.55%	(1.09)%

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  For performance information current to the most recent month-end, please call 1-855-542-4642.

** Fund return is calculated using the maximum sales charge of 5.50%.

*** The Barclay BTOP50 Index ("BTOP50 Index") seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe.

**** Initial investment has been adjusted for the maximum sales charge of 5.50%.

Holdings by type of investment	% of Net Assets
Short-Term Investments	53.3%
Alternative Investment	23.3%
Bonds & Notes
Banks	12.5%
U.S. Government Agency	9.7%
Other, Cash & Cash Equivalents	1.2%
100.0%

Please refer to the Consolidated Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund's holdings.

Mariner Hyman Beck Fund
Consolidated Portfolio of Investments
November 30, 2013

					Value
Shares		ALTERNATIVE INVESTMENT - 23.3%
2,542,271		Global Diversified Managed Futures Portfolio LLC (Cost - $1,414,000) (a) *			$ 1,445,815

Principal Amount ($)			Coupon Rate (%)	Maturity
		BONDS & NOTES - 22.2%
		BANKS - 12.5%
275,000		BB&T Corporation	2.0500	4/28/2014	276,556
250,000		Citigroup, Inc.	6.0000	12/13/2013	250,361
250,000		JP Morgan Chase & Co.	2.0500	1/24/2014	250,658
					777,575
		U.S. GOVERNMENT AGENCY - 9.7%
300,000		Federal Home Loan Banks	0.6000	6/17/2016	299,837
300,000		Federal Home Loan Mortgage Corp. (b)	0.6250	8/21/2015	300,318
					600,155

		TOTAL BONDS & NOTES (Cost - $1,377,287)			1,377,730

		SHORT-TERM INVESTMENTS - 53.3%
Shares		MONEY MARKET FUND - 53.3%
3,306,681		Fidelity Institutional Money Market Funds - Money Market Portfolio - Class I 0.08% (a,c)
		TOTAL SHORT-TERM INVESTMENTS (Cost - $3,306,681)			3,306,681

		TOTAL INVESTMENTS - 98.8% (Cost - $6,097,968) (d)			$ 6,130,226
		OTHER ASSETS LESS LIABILITIES - 1.2%			72,930
		NET ASSETS - 100.0%			$ 6,203,156

	*	Non-income producing investment.
	(a)	All or part of this instrument is a holding of MHB Fund Limited.
	(b)

Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal Home Loan Mortgage Corporation currently operates under a federal conservatorship.

	(c)	Variable rate security. Interest rate is as of November 30, 2013.
	(d)

Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $6,036,211 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

			Unrealized Appreciation:		$ 94,305
			Unrealized Depreciation:		(290)
			Net Unrealized Appreciation:		$ 94,015

The accompanying notes are an integral part of these consolidated financial statements.

Mariner Hyman Beck Fund
Consolidated Statement of Assets and Liabilities
November 30, 2013

ASSETS
Investment securities:
At cost	$ 6,097,968
At value	$ 6,130,226
Receivable due from advisor	52,036
Interest receivable	10,784
Receivable for Fund shares sold	6,240
Prepaid expenses	39,343
TOTAL ASSETS	6,238,629

LIABILITIES
Fees payable to other affiliates	10,188
Distribution (12b-1) fees payable	1,323
Payable for Fund shares redeemed	1,412
Accrued expenses and other liabilities	22,550
TOTAL LIABILITIES	35,473
NET ASSETS	$ 6,203,156

NET ASSETS CONSIST OF:
Paid in capital	$ 6,239,935
Accumulated net investment loss	(69,027)
Accumulated net realized loss on investments	(10)
Net unrealized appreciation of investments	32,258
NET ASSETS	$ 6,203,156

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$ 6,175,065
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	679,847
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$ 9.08
Maximum offering price per share (maximum sales charge of 5.50%) (a,b)	$ 9.61

Class C Shares:
Net Assets	$ 3,504
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	390
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (a)	$ 8.98

Class I Shares:
Net Assets	$ 24,587
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	2,698
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share (a)	$ 9.11

(a)	Redemptions made within 30 days of purchase may be assessed a redemption fee of 1.00%.
(b) On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these consolidated financial statements.

Mariner Hyman Beck Fund
Consolidated Statement of Operations
For the Year Ended November 30, 2013

INVESTMENT INCOME
Interest (net of foreign withholding tax of $153)	$ 5,815

EXPENSES
Investment advisory fees	36,680
Distribution (12b-1) fees:
Class A	8,492
Class C	53
Registration fees	63,548
Legal fees	61,368
Transfer agent fees	60,412
Administrative services fees	42,368
Accounting services fees	38,894
Audit fees	23,683
Compliance officer fees	17,785
Shareholder reporting expenses	15,007
Trustees fees and expenses	6,733
Custodian fees	5,413
Other expenses	4,201
Non 12b-1 shareholder servicing expense	1,500
TOTAL EXPENSES	386,137

Less: Fees waived and expenses reimbursed by the Advisor	(310,418)

NET EXPENSES	75,719

NET INVESTMENT LOSS	(69,904)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from Investments	(10)
Net change in unrealized appreciation (depreciation) from Investments	100,604
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	100,594

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 30,690

The accompanying notes are an integral part of these consolidated financial statements.

Mariner Hyman Beck Fund
Consolidated Statements of Changes in Net Assets

	For the	For the
	Year Ended	Period Ended
	November 30, 2013	November 30, 2012 (a)

FROM OPERATIONS
Net investment loss	$ (69,904)	(2,920)
Net realized loss from investments	(10)	-
Net change in unrealized appreciation (depreciation) on investments	100,604	(68,346)
Net increase (decrease) in net assets resulting from operations	30,690	(71,266)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	6,837,401	84,441
Class C	-	20,800
Class I	130,000	550,150
Redemption fee proceeds:
Class A	531	1
Class C	1	-
Class I	98	-
Payments for shares redeemed:
Class A	(745,724)	(24,200)
Class C	(11,177)	(5,700)
Class I	(542,840)	(50,050)
Net increase in net assets from shares of beneficial interest	5,668,290	575,442

TOTAL INCREASE IN NET ASSETS	5,698,980	504,176

NET ASSETS
Beginning of Period	504,176	-
End of Period^	$ 6,203,156	$ 504,176
^Includes accumulated net investment loss of:	$ (69,027)	$ (2,915)

SHARE ACTIVITY
Class A:
Shares Sold	757,485	8,470
Shares Redeemed	(83,688)	(2,420)
Net increase in shares of beneficial interest outstanding	673,797	6,050

Class C:
Shares Sold	-	2,202
Shares Redeemed	(1,242)	(570)
Net increase (decrease) in shares of beneficial interest outstanding	(1,242)	1,632

Class I:
Shares Sold	14,277	55,015
Shares Redeemed	(61,589)	(5,005)
Net increase (decrease) in shares of beneficial interest outstanding	(47,312)	50,010

(a)	The Mariner Hyman Beck Fund commenced operations on December 16, 2011.

The accompanying notes are an integral part of these consolidated financial statements.

Mariner Hyman Beck Fund
Consolidated Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A				Class C				Class I
	For the Year		For the Period		For the Year		For the Period		For the Year		For the Period
	Ended		Ended		Ended		Ended		Ended		Ended
	November 30, 2013		November 30, 2012 (a)		November 30, 2013		November 30, 2012 (a)		November 30, 2013		November 30, 2012 (a)

Net asset value, beginning of period	$ 8.74		$ 10.00		$ 8.71		$ 10.00		$ 8.74		$ 10.00

Activity from investment operations:
Net investment loss (b)	(0.17)		(0.06)		(0.23)		(0.10)		(0.15)		(0.13)
Net realized and unrealized
gain (loss) on investments	0.51		(1.20)		0.50		(1.19)		0.52		(1.13)
Total from investment operations	0.34		(1.26)		0.27		(1.29)		0.37		(1.26)

Paid-in-Capital From Redemption Fees	0.00	(c)	0.00	(c)	0.00	(c)	-		0.00	(c)	-

Net asset value, end of period	$ 9.08		$ 8.74		$ 8.98		$ 8.71		$ 9.11		$ 8.74

Total return (d)	3.89%		(12.60)%	(e)	3.10%		(12.90)%	(e)	4.23%		-12.6% (e)

Net assets, at end of period (000s)	$ 6,175		$ 53		$ 4		$ 14		$ 25		$ 437

Ratio of gross expenses to average net assets (f)
	9.28%		251.19% (g)		25.04%		235.35% (g)		16.29%		88.13% (g)
Ratio of net expenses to average net assets
	2.00%		0.71% (g)		2.75%		1.16% (g)		1.75%		1.63% (g)
Ratio of net investment loss to average net assets
	(1.85)%		(0.60)%		(2.63)%		(1.05)%		(1.62)%		(1.50)%

Portfolio Turnover Rate	176%		0% (e)		176%		0% (e)		176%		0% (e)

(a)	The Mariner Hyman Beck Fund commenced operations on December 16, 2011.
(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(c)	Represent less than $0.01 per share.
(d)	Total returns shown exclude the effect of applicable sales charges and redemption fees.
(e) Not Annualized.
(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(g) Annualized.

The accompanying notes are an integral part of these consolidated financial statements.

Mariner Hyman Beck Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

November 30, 2013

1.

ORGANIZATION

The Mariner Hyman Beck Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust II (the “Trust”), a trust organized under the laws of the State of Delaware, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund’s investment objective is income and capital appreciation.

The Fund currently offers three classes of shares: Class A, Class C and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.50%. Class C and Class I shares and are offered at net asset value.  Each class of shares of the Fund has identical rights and privileges with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Fund’s share classes differ in the fees and expenses charged to shareholders.  The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are normally allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements.  These policies are in conformity with generally accepted accounting principles (“GAAP”).  The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

MHB Fund Limited (“MHB Ltd.”) is a wholly-owned and controlled foreign subsidiary of the Fund that invests in Global Diversified Managed Futures Portfolio LLC (“GDMF”) which operates as a commodity investment pool. RJO Investment Management, LLC (the “Advisor”) fair values MHB Ltd. daily. The daily valuation is based on the current positions held by the commodity trading advisor’s (“CTA’s”) which trade on behalf of GDMF. The Advisor calculates an estimated profit and loss which is then used to determine a daily fair value NAV for each CTA. The Advisor receives a daily CTA estimated profit and loss figure from the CTA and accounting agent which is compared to the Advisors estimated profit and loss. If the difference of these estimates exceeds the Advisor’s threshold, additional procedures are conducted by the Advisor which may include, but are not limited to reviewing prices of the underlying holdings and speaking with the CTA or accounting agent to further review valuation. The Advisor then makes a final determination on the fair value the CTA, using the Advisor’s estimate. The Advisor’s fair value NAV is back tested daily and reviewed by the Fund’s fair valuation committee on a regular basis.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security

Mariner Hyman Beck Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2013

issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its

Mariner Hyman Beck Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2013

entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following table summarizes the inputs used as of November 30, 2013 for the Fund’s investments measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Alternative Investment	$ -	$ 1,445,815	$ -	$ 1,445,815
Bonds & Notes *	-	1,377,730	-	1,377,730
Money Market Funds	3,306,681	-	-	3,306,681
Total	$ 3,306,681	$ 2,823,545	$ -	$ 6,130,226

* Refer to the Consolidated Portfolio of Investments for industry classifications.

The Fund did not hold any Level 3 securities during the fiscal year.

There were no transfers into or out of Level 1 and Level 2 during the current year presented.  It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting year.

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include MHB Ltd. MHB Ltd. has an investment in GDMF. GDMF is a Delaware Limited liability company, which operates as a commodity investment pool. GDMF uses one or more proprietary global macro trading programs (“global macro programs”), which are often labeled “managed futures” programs in one or more private investment vehicles or commodity pools (“unaffiliated trading companies”) advised by one or more CTAs registered with the U.S. Commodity Futures Trading Commission. Global macro programs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options, forward contract, and other derivative instruments. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in MHB Ltd., which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of the Fund’s investment in MHB Ltd. is as follows:

	Inception Date of MHB Ltd.	MHB Net Assets at November 30, 2013	% Of Net Assets at November 30 ,2013
MHB Ltd.	7/30/2012	$1,450,671	23.39%

As of November 30, 2013, The MHB Ltd. held a 21.50% ownership in GDMF.

A summary of Global Diversified Managed Futures Portfolio LLC as of fiscal Year end November 30, 2013:

		Net Investment	Realized	Unrealized
Total Assets	Net Assets	Income	Gain/(loss)	Gain/(loss)
$ 6,777,909	$6,730,636	$ (159,449)	$ 533,117	$ 854,162

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date.  Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Mariner Hyman Beck Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2013

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually in December. Distributable net realized capital gains, if any, are declared and distributed annually in December.  Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for 2012 or expected to be taken in the Fund’s 2013 returns. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For tax purposes, MHB Ltd. is an exempted Cayman investment company. MHB Ltd. has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, MHB Ltd. is a CFC and as such is not subject to U.S. income tax. However, a portion of MHB Ltd.’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.  INVESTMENT TRANSACTIONS

For the year ended November 30, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities amounted to $1,294,001 and $1,343,913, respectively. For the year ended November 30, 2013, cost of purchases and proceeds from sales of U.S. Government securities, other than short-term investments, amounted to $1,450,991 and $850,000, respectively.

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

RJO Investment Management, LLC, serves as the Fund’s investment advisor. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Mariner Hyman Beck Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2013

Pursuant to an Investment Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.96% of the Fund’s average daily net assets

The Fund’s Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund to ensure that Total Annual Fund Operating Expenses after fee waiver and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 2.00%, 2.75% and 1.75% for Class A, Class C and Class I, respectively; until at least March 31, 2015, and then will not exceed 3.00%, 3.75% and 2.75% for Class A, Class C and Class I, respectively; until at least March 31, 2024, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This voluntary limitation may be discontinued without notice at any time.  For the year ended November 30, 2014, the Advisor waived fees in the amount of $310,418. As of November 30, 2013 the Advisor may recapture $207,018 and $310,418 through November 30, 2015 and 2016, respectively.

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% and 1.00% of its average daily net assets for Class A and Class C shares, respectively and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.  During the year ended November 30, 2013 pursuant to the Plan, Class A and Class C shares paid $8,492, and $53, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. The Distributor is an affiliate of GFS. During the year ended November 30, 2013, the Distributor received $4,106 in underwriting commissions for sales of Class A shares of which $407 was retained by the principal underwriter or other affiliated broker-dealers.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund.  GFS provides Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS would receive customary fees from the Fund.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For the provision of these services, Gemcom would receive customary fees from the Fund.

5. REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than thirty days. The redemption fee is paid directly to the Fund from which the redemption is made.  For the period ended November 30, 2013, the Fund assessed $531, $1 and $98 for Class A, Class C and Class I, respectively.

Mariner Hyman Beck Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2013

6. UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Funds currently invest a portion of its assets in Fidelity Institutional Money Market Fund. The Fund may redeem its investment from the Fidelity Institutional Money Market Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Fidelity Institutional Money Market Fund.  The financial statements of the Fidelity Institutional Money Market Fund may invest in Certificates of Deposit, Commercial Paper, Repurchase agreements, US Government and Agency Debt, including the portfolio of investments, can be found at Fidelity website www.fidelity.com or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.  As of November 30, 2013 the percentage of the Fund’s net assets invested in the Fidelity Institutional Money Market Fund was 53.3%.

7.  TAX COMPONENTS OF CAPITAL

As of November 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Post October	Unrealized	Other	Total
Ordinary	Long-Term	Carry	& Late year	Appreciation/	Book/Tax	Accumulated
Income	Gains	Forwards	Losses	(Depreciation)	Differences	Earnings/(Deficits)
$ -	$ -	$ (10)	$ (68,880)	$ 94,015	$ (61,904)	$ (36,779)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to adjustments for the Fund’s wholly owned subsidiary.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $68,880.

At November 30, 2013, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$ (10)	$ -	$ (10)

Permanent book and tax differences, primarily attributable to net operating losses, resulted in reclassification for the period ended November 30, 2013, as follows:

Paid	Undistributed	Accumulated
in	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$ (3,792)	$ 3,792	$ -

Mariner Hyman Beck Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2013

8. RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements other than the following.

Effective December 9, 2013 the Advisor, pursuant to the terms of its investment advisory agreement with the Trust, terminated the Advisory agreement. With previous approval by the Fund’s Board of Trustees, Monte Capital Group will serve as the Fund’s interim investment Advisor effective December 2, 2013. The Interim Agreement does differ from the previous investment advisory agreement in that it provides, as required of such agreements by Rule 15a-4 under the Investment Company Act of 1940 that the term of the Interim Agreement shall be the earlier of the 150 days from the date of the agreement or the date that a new investment advisory agreement is approved by the shareholders of the fund.

The expense limitation will remain in effect for the interim period but any recoupment of fees waived or reimbursed will be forfeited due to the reorganization.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust II and

Shareholders of

Mariner Hyman Beck Fund

We have audited the accompanying consolidated statement of assets and liabilities of Mariner Hyman Beck Fund, a series of Northern Lights Fund Trust II (the “Trust”), including the consolidated portfolio of investments, as of November 30, 2013, and the related consolidated statement of operations for the year then ended, and  the consolidated statements of changes in net assets and the consolidated financial highlights for the year then ended and for the period December 16, 2011 (commencement of operations) through November 30, 2012.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian.   We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mariner Hyman Beck Fund as of November 30, 2013, and the results of its consolidated operations for the year then ended, and the consolidated changes in its net assets and the consolidated financial highlights for the year then ended and the for the period December 16, 2011 (commencement of operations) through November 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 29, 2014

Mariner Hyman Beck Fund

EXPENSE EXAMPLES (Unaudited)

November 30, 2013

As a shareholder of the Mariner Hyman Beck Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Mariner Hyman Beck Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2013 through November 30, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Mariner Hyman Beck Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Actual	Annualized Expense Ratio	Beginning Account Value 6/1/13	Ending Account Value 11/30/13	Expense Paid During Period* 6/1/13 – 11/30/13
Class A	2.00%	$1,000.00	$1,000.00	$10.03
Class C	2.75%	$1,000.00	$ 996.70	$13.76
Class I	1.75%	$1,000.00	$1,001.10	$ 8.78

Hypothetical (5% return before expenses)	Annualized Expense Ratio	Beginning Account Value 6/1/13	Ending Account Value 11/30/13	Expense Paid During Period* 6/1/13 - 11/30/13
Class A	2.00%	$1,000.00	$1,015.04	$10.10
Class C	2.75%	$1,000.00	$1,011.28	$13.87
Class I	1.75%	$1,000.00	$1,016.29	$ 8.85

*       Expenses are equal to the Fund’s annualized expense ratio multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (365).

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT *

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on October 24-25, 2013, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the approval of an Interim Investment Advisory Agreement (“Interim Agreement”) and New Investment Advisory Agreement (“New Advisory Agreement”)  between the Trust, on behalf of the Mariner Hyman Beck  Fund (the “Fund”) and Monte Capital Group, LLC (“Monte”).

In advance of the Meeting, the Board requested and received materials to assist them in considering the Interim Agreement and New Advisory Agreement (collectively, the “Advisory Agreements”).  The materials provided contained information with respect to the factors enumerated below, including the Advisory Agreements, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Advisory Agreements and comparative information relating to the advisory fee and other expenses of the Fund.  The materials also included due diligence materials relating to Monte (including due diligence questionnaires completed by Monte, select financial information of Monte, bibliographic information regarding Monte’s key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information.  Based on their evaluation of the information provided by Monte, in conjunction with the Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Investment Advisory Agreement with respect to the Fund.

At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

In considering the approval of the Advisory Agreements with respect to the Fund and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below with respect to the Meeting.  In their deliberations considering the Advisory Agreements, the Trustees did not identify any one factor as all important, but rather considered these factors collectively, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services.  As to the nature, extent, and quality of the services provided by Monte to the Fund, the Board first considered the resignation of the Fund’s current investment adviser, RJO Investment Management, LLC (“RJO”), and the effect of such resignation on the Fund and its day to day operations.  The Trustees then discussed options for the Fund that would be least disruptive to, and in the best interest of, shareholders, including approving a new investment adviser to replace RJO.  The Board then reviewed materials provided by Monte related to the Advisory Agreements with the Trust, including a description of the manner in which investment decisions will be made and executed, a review of the professional personnel that would perform services for the Fund, including the team of individuals that would be primarily responsible for monitoring and executing the investment process. The Board then discussed the extent of Monte’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Board considered Monte’s specific responsibilities in all aspects of the day-to-day management of the Fund.  The Board noted that the day-to-day operations of the Fund had not changed since the advisory agreement with RJO (the “Prior Advisory Agreement”) was approved and were not anticipated to change.  Additionally, the Board received satisfactory responses from the representative of Monte with respect to a series of important questions, including whether Monte was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the Fund; and whether Monte has procedures in place to adequately allocate trades among its respective clients.  The Board considered that, under the terms of each of the Advisory Agreements, Monte, subject to the supervision of the Board, would continue to provide the Fund with investment advice and supervision and would continuously furnish an investment program for the Fund consistent with the investment objectives and policies of the Fund, subject to the 150 day term in the case of the Interim Agreement and to shareholder approval in the case of the New Advisory Agreement.  The Board reviewed the descriptions provided by Monte of its practices for monitoring compliance with the Fund’s investment limitations, noting that Monte’s CCO will periodically review the portfolio manager’s performance of their duties with respect to the Fund to ensure compliance under Monte’s compliance program.  The Board also considered Monte’s registration as a Commodity Pool Operator (“CPO”) with the National Futures Association.  Monte informed the Board that they are not yet registered as a CPO, however the firm would be registered by the time the Interim Agreement would be effective.  Further, the Board noted that while Monte had not yet obtained D&O/E&O insurance coverage and that Monte was in the process of obtaining such coverage.  Monte assured the Board that the firm would have the required D&O/E&O insurance coverage in place by the time the Interim Agreement became effective.  The Board then reviewed the capitalization of Monte based on financial information and other materials provided by Monte and discussed such materials with Monte. The Board concluded that Monte was sufficiently well-capitalized, or had the ability to make additional contributions in order to meet its obligations to the Fund. The Board also concluded that Monte had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under each of the Advisory Agreements and that the nature, overall quality and extent of the management services to be provided by Monte were satisfactory.  The Board concluded that, overall, they were satisfied with the nature, extent, and quality of the services provided to the Fund under the Prior Advisory Agreement and did not expect them to change under the New Advisory Agreement.

Performance.  As to performance, because Monte has not managed a fund or separate accounts with a strategy similar to the Fund’s, the Board did not consider past performance in evaluating Monte.

Fees and Expenses.  As to the fees and expenses paid by the Fund, the Board reviewed and discussed a comparison of the Fund’s management fee and overall expense ratio to a peer group of funds constructed by Monte with similar investment objectives and strategies and of similar size to the Fund and noted that the advisory fee is on the lower side of its peer group.  The Board also considered any fall-out benefits likely to accrue to Monte or its affiliates from its relationship with the Fund.  The Board reviewed the contractual arrangements for the Fund, including a proposed operating expense limitation agreement pursuant to which Monte had agreed to waive or limit its management fee and/or reimburse expenses and to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 2.00%, 2.75%, and 1.75%, of the Fund’s average net assets, for Class A, Class C, and Class I shares, respectively, through March 31, 2015, and then 3.00%, 3.75% and 2.75% for Class A, Class C and Class I shares, respectively, adjusted annually of the average daily net assets through March 31, 2024 and found such arrangements to be beneficial to shareholders.  The Board noted that Monte proposed to charge the Fund an advisory fee at an annual rate of 0.96% based on the average net assets the Fund which is the same fee as was in the Prior Advisory Agreement and in the Interim Agreement.  The Board concluded that, based on Monte’s experience and expertise, and the services to be provided by Monte to the Fund, the fees to be charged by Monte were reasonable.

Profitability.  The Board also considered the level of profits that could be expected to accrue to Monte with respect to the Fund based on break even and profitability reports and analyses reviewed by the Board and the selected financial information of Monte provided by Monte.  The Trustees concluded that based on the services provided and the projected growth of the Fund, the fees were reasonable and that anticipated profits from Monte’s relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Trustees discussed the current size of the Fund, Monte’s expectations for growth of the Fund and concluded that any material economies of scale would not be achieved in the near term.

Conclusion.  Having requested and received such information from Monte as the Board believed to be reasonably necessary to evaluate the terms of the Interim Agreement and New Advisory Agreement (the “Advisory Agreements”), and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that (a) the terms of each of the Advisory Agreements are reasonable; (b) the investment advisory fee is reasonable; and (c) each of the Advisory Agreements is in the best interests of the Fund and its shareholders. In considering the approval of each of the Advisory Agreements, the Trustees did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the Advisory Agreements was in the best interests of the Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each of the Advisory Agreements.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Mariner Hyman Beck Fund.

Mariner Hyman Beck Fund

SUPPLEMENTAL INFORMATION (Unaudited)

November 30, 2013

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day‐to‐day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services); Director of Marketing and of Asset Management; Director of Index Licensing, Value Line (from 1994 to 2010).	25	Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors, Trustee, Northern Lights ETF Trust
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	25	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense)
Keith Rhoades 1948	Trustee Since May 2011	Director and then Senior Director, General Ledger/Financial Research, Union Pacific Railroad (from 1988 to 2008). Retired since 2008.	25	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	25	Orizon Investment Counsel (financial services company) Board Member

11/30/13-NLII-V1

Mariner Hyman Beck Fund

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

November 30, 2013

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011

General Counsel and Secretary (since 2001) of CLS Investments, LLC; General Counsel and Secretary (since 2001) of Orion Advisor Services, LLC; Manager (since 2012), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), General Counsel and Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (since 2008), General Counsel and Secretary (since 2011), Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Gemcom, LLC; General Counsel and Secretary (since 2012) and Assistant Secretary (from 2003 to 2012) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; General Counsel and Secretary (since 2013) of Gemini Hedge Fund Services, LLC; General Counsel and Secretary (since 2013) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.

			25	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Gemcom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 -  2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).

			N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012); Senior Accounting Manager, Fixed Income, Dreyfus Corporation (2002 to 2007).	N/A	N/A

*  The term of office for each Trustee and Officer listed above will continue indefinitely.

** Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-542-4642.

11/30/13-NLII-V1

Privacy Policy

                                               Rev. January 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number • Employment information • Account balances	• Account transactions • Income • Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer's personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes -- such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes -- to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes -- information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes -- information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 1-402-493-4603

Page 2

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	• open an account • give us your income information • provide employment information	• provide account information • give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

•

CLS Investments, LLC

•

NorthStar Financial Services Group, LLC

•

Gemcom, LLC

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Gemini Fund Services, LLC

•

Gemini Alternative Funds, LLC

•

Gemini Hedge Fund Services, LLC

•

Northern Lights Compliance Services, LLC

•

Northern Lights Distributors, LLC

•

Orion Advisor Services, LLC

•

Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. • Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended November 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-542-4MHB (4642), or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-542-4MHB (4642).

INVESTMENT ADVISOR

RJO Investment Management, LLC

222 S. Riverside Plaza, Suite 900

Chicago, IL 60606

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $14,000

(b)

Audit-Related Fees

2013 -  None

(c)

Tax Fees

2013 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

100%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $14,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, President

Date

02/10/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, President

Date

02/10/2014

By (Signature and Title)

/s/ Erik Naviloff

       Erik Naviloff, Treasurer

Date

02/10/2014